UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 18, 2005
                                                      ----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

           NEVADA                   333-68570             42-1523809
     -----------------           ----------------   --------------------
(State or other jurisdiction      (Commission File      (IRS Employer
  of incorporation)                   Number)        Identification Number)


                       2188 Highway 86 Milford, Iowa  51351
       ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 338-2701

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 18, 2005 the registrant held a conference call regarding its earnings for the third quarter of 2005. The telephonic replay of the conference call will be available on the registrant's website until September 16, 2005. A transcript of the conference call is filed as exhibit 99.10 to this Report.

ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.10  Transcript of conference call from August 18, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYCLE COUNTRY ACCESSORIES CORP.

Date   August 24, 2005
    ----------------------

                                    By: /s/ Ronald C. Hickman
                                        --------------------------
                                            Ronald C. Hickman
                                            Principal Executive Officer,
                                            President and Director






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